Summary Prospectus
December 28, 2020

AVDR US LargeCap Leading ETF | AVDR

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated December 28, 2020, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at https://funddocs.filepoint.com/AVDR/. You can also obtain these documents at no cost by calling 1.888.559.7146 or by sending an email request to OrderNewAgeAlphaETFs@UltimusFundSolutions.com. Shares of the Fund are listed and traded on the Cboe BZX Exchange (the “Exchange”).

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 1.888.559.7146 or going to http://www.newagealphaetfs.com or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform a Fund that you wish to receive paper copies of reports by calling 1.888.559.7146. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all New Age Alpha Funds in which you are invested and may apply to all funds held with your financial intermediary.

Summary Information

AVDR US LargeCap Leading ETF

Investment Objective

The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the performance of the New Age Alpha U.S. Large-Cap Leading 50 IndexSM (the “Large-Cap Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%
Distribution and/or Service (12b-1) Fee	None
Other Expenses(1)	0.50%
Total Annual Operating Expenses(1)	0.90%
Expense Reduction/Reimbursement(2)	(0.30%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.60%
(1)	Other Expenses and Total Annual Operating Expenses are based on estimated amounts for the current fiscal year.
(2)	New Age Alpha Advisors, LLC, the Fund’s adviser (the “Advisor”), has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses (if any)) do not exceed 0.60% of the average daily net assets of the Fund through December 31, 2022 (the “Expense Limitation”). The Expense Limitation is expected to continue from year to year thereafter. During any fiscal year that the Investment Advisory Agreement (the “Advisory Agreement”) between the Advisor and New Age Alpha Trust (the “Trust”) is in effect, the Advisor may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Advisor is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Advisor prior to its expiration date, but the Board of Trustees (the “Board”) may terminate such agreement at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Advisory Agreement with the Advisor.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you paid in connection with the purchase or sale of Fund Shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$61	$257

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Since the Fund has yet to commence operations, no portfolio turnover information is available for its most recently completed fiscal year.

Principal Investment Strategy

The Fund is a member of the AVDR (pronounced “avoider”) family of ETFs. The Fund uses a passive investment strategy designed to track the total return performance (before fees and expenses) of the Large-Cap Index. The Large-Cap Index is constructed by attempting to avoid the “losers” in the S&P 500® Index. A loser is a stock that, according to the Advisor’s proprietary H-Factor algorithm, has a higher probability of not delivering growth to support the stock price, causing a drag on performance and loss of investment. The Large-Cap Index consists of common stock of companies and units of beneficial ownership in real estate investment trusts (“REITs”). The Advisor uses a proprietary algorithm to calculate and assign a H-Factor Score to all of the components of the S&P 500® Index. Stocks (and REITs) are then selected for inclusion in the Large-Cap Index by S&P Dow Jones Indices LLC or an affiliate (as index calculation agent) (“S&PDJI”) by applying the New Age Alpha Proprietary H-Factor Score (as defined below) and other rules-based criteria as defined by the Large-Cap Index methodology.

The Advisor’s proprietary H-Factor algorithm is based on the idea that, among other things, human behavior is a cause of a stock being a loser. Stock prices are based on information that is both known and information that is vague or subject to interpretation. In a truly efficient market, a stock’s price will reflect all available information about that company. However, there are human biases that get incorporated into stock prices that are based on assumptions and are unverifiable. Investors, analysts, and other market participants impound vague and ambiguous information into stock prices, placing a burden on a company to deliver unattainable earnings. A company’s failure to deliver earnings may result in price declines and a loss of investment. The H-Factor (the risk that stock prices are affected by human biases) is a risk that comes from investors interpreting vague or ambiguous information about a company’s stock in a systematically incorrect way. These human biases cause stocks to be mispriced and fail to deliver earnings. This creates a risk that investors are not compensated for taking, a risk the Advisor calls the Human Factor or the H-Factor.

The H-Factor algorithm measures how human biases affect stock prices and calculates and assigns H-Factor Scores to each component of the S&P 500® Index. Using a probability-based approach, the algorithm determines the probability that the company will not deliver growth to support its stock price. The algorithm compares the company’s implied revenue growth rate, which is calculated by using the company’s stock price, current and historical financial statements, market data, and other publicly available financial information, such as the company’s revenue, against the company’s historical revenue growth rates to determine how likely the company is to deliver the growth in revenue implied by its stock price. The algorithm is capable of utilizing inputs from different valuation models, such as revenue, cash flow, multiples, comparable, and earnings-based models. Under the algorithm methodology, a high H-Factor Score means that a stock is relatively overpriced and has a higher probability of not delivering growth to support the stock price (i.e., according to the methodology, the stock is a loser). Conversely, a low H-Factor Score means that, according to the methodology, a stock is relatively underpriced and has a lower probability of not delivering growth to support the stock price.

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The Large-Cap Index seeks to provide long-term risk adjusted outperformance of the S&P 500® Index. The Large-Cap Index methodology focuses on investing in companies in the S&P 500® Index that are believed to have lower (i.e., better) H-Factor Scores. The Large-Cap Index consists of the top 50 U.S. stocks in the S&P 500® Index as ranked by using the H-Factor Score and other rules-based criteria as defined by the Large-Cap Index methodology. For example, such rules-based criteria include the application of a liquidity screen such that individual stocks must meet certain minimum average daily trading values and stock prices in order to be included in the Large-Cap Index. In addition, the Large-Cap Index also utilizes sector weightings such that it may not include more than 20 stocks from any one sector and the Large-Cap Index is limited to being a maximum of 3% over-weight in each sector in comparison to the same sector in the S&P 500® Index. The Large-Cap Index is rebalanced quarterly after the last trading day of February, May, August, and November.

The Large-Cap Index is the property of the Advisor. The Large-Cap Index is calculated by S&PDJI, which is not affiliated with the Fund, the Advisor, or the Sub-Advisor. S&PDJI, using the Large-Cap Index methodology, determines the composition of the Large-Cap Index and the weightings of the securities in the Large-Cap Index and publishes information regarding the market value of the Large-Cap Index daily.

Under normal market conditions, the Fund will generally invest substantially all, but at least 80%, of its net assets (plus the amount of any borrowings for investment purposes, but exclusive of collateral held from securities lending) in component securities of the Large-Cap Index (the “80% Policy”). The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy. In addition, the Fund may invest in cash and cash equivalents, including shares of money market mutual funds or ETFs, short-term funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. To the extent that the Fund invests in money market mutual funds or ETFs or short-term funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such funds’ advisory fees and operational fees.

In seeking to track the Large-Cap Index, the Fund will generally invest in all of the securities comprising the Large-Cap Index in proportion to the weightings in the Large-Cap Index. If it is not possible or practicable (that is, in instances when a security in the Large-Cap Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions) to purchase all of the securities in the Large-Cap Index or amounts of such securities in proportion to their weighting in the Large-Cap Index, the Fund will generally invest the proceeds that would have been invested in the unavailable security in the next highest-rated security in the S&P 500® Index. For example, if one of the top 50 securities in the Large-Cap Index is no longer available for purchase, the Sub-Advisor will be required to invest the proceeds that would have been invested in the unavailable security in the next highest rated security on the S&P 500® Index as ranked by using the H-Factor Score and other rules-based criteria (in this case the 51st ranked stock). In instances where it is not responsibly practicable to simply invest in the next highest rated security in the S&P 500® Index, as ranked by the H-Factor Score, the Advisor may utilize a sampling methodology. Sampling means that quantitative analysis is used to select securities that represent a sample of the securities in the Large-Cap Index with a similar investment profile as the Large-Cap Index in terms of key risk factors, performance attributes and other characteristics. In addition, the Large-Cap Index is reviewed on an ongoing basis to account for corporate actions such as mergers or de-listings. The Advisor or Sub-Advisor may sell securities that are represented in the Large-Cap Index, or purchase securities that are not yet represented in the Large-Cap Index, in anticipation of their removal from or addition to the Large-Cap Index.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or sector to approximately the same extent that the Large-Cap Index is so concentrated.

Due to its investment strategies, the turnover rate of the Fund should generally be similar to the turnover rate of the Large-Cap Index.

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Principal Investment Risks

The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that the Fund will achieve its investment objective.

Please see “Additional Information About Risks” in this Prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. The first five risks are presented in an order that reflects the Advisor’s current assessment of relative importance, but this assessment could change over time as the Fund's portfolio changes or in light of changes in the market or the economic environment, among other things. The remaining risks are presented in alphabetical order. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.

H-Factor Methodology Risk — There is no assurance that the Advisor will successfully identify and quantify the H-Factor methodology risk or which stocks have low or high H-Factor Scores. The Fund’s ability to achieve its investment objective depends on the ability of the Advisor to correctly identify, calculate, and interpret H-Factor Scores. The failure to accurately identify, calculate, interpret, and assign H-Factor Scores to investments will adversely affect the value of your investment in the Fund.

Index Methodology Risk — There is no assurance that the index methodology will successfully identify companies with low H-Factor (underpriced) or high H-Factor (overpriced) Scores or the Large-Cap Index will outperform the performance of other indices based on different methodologies. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time. Therefore, gains, losses or costs associated with the Large-Cap Index’s errors will generally be borne by the Fund and its shareholders. For example, during a period where the Large-Cap Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Large-Cap Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its shareholders. Shareholders should understand that any gains from Large-Cap Index errors will be kept by the Fund and its shareholders and any losses will be borne by the Fund and its shareholders. Where the Large-Cap Index is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with Large-Cap Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional rebalances carried out by the Advisor with respect to the Large-Cap Index may increase the costs and market exposure risk of the Fund.

Passive Management Risk — Unlike many investment companies, the Fund is not “actively” managed. For example, it would not necessarily sell a security because the security’s issuer was in unforeseen financial trouble unless that security is removed from the Large-Cap Index. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

ETF Shares Trading Risk — Shares are listed for trading on the Exchange and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Advisor cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.

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Market Risk — Markets can decline in value sharply and unpredictably. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the U.S. financial market. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on the U.S. financial market. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

Cash and Cash Equivalents Risk — When the Fund’s assets are allocated to cash or cash equivalents, the Fund’s potential for gain during a market upswing may be limited and there is a possibility that the cash account will not be able to keep pace with inflation. Cash equivalents include shares in money market funds that invest in short-term, high-quality instruments, the value of which generally are tied to changes in interest rates. Cash equivalents are not guaranteed as to principal or interest, and the Fund could lose money through these investments.

Cash Transactions Risk — Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Equity Securities Risk — Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.

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Industry Concentration Risk — In following its methodology, the Large-Cap Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Large-Cap Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Interest Rate Risk — Investments in fixed-income instruments are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s holdings and share price to decline. The risks associated with rising interest rates are heightened given the near historically low interest rate environment as of the date of this Prospectus. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations.

Investment in Other Funds Risk — Investing in other funds, including ETFs and mutual funds, subjects the Fund to those risks affecting the fund, including the possibility that the value of the underlying securities held by the fund could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying funds’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF’s shares.

Large-Capitalization Securities Risk — The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.

New Fund Risk — The Fund is newly formed, which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Non-Correlation Risk — The Fund’s return may not match the return of the Large-Cap Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Large-Cap Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Large-Cap Index. Since the Large-Cap Index constituents may vary on a quarterly basis, the Fund’s costs associated with rebalancing may be greater than those incurred by other funds that track indices whose composition changes less frequently. In addition, the performance of the Fund and the Large-Cap Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Large-Cap Index resulting from legal restrictions, cash flows or operational inefficiencies. Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Large-Cap Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Large-Cap Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. If the Fund utilizes a sampling approach, or otherwise holds investments other than those which comprise the Large-Cap Index, its return may not correlate as well with the return of the Large-Cap Index, as would be the case if it purchased all of the securities in the Large-Cap Index with the same weightings as the Large-Cap Index.

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Quantitative Investment Strategy Risk — The Fund seeks to track a quantitative strategy index, meaning that the Fund invests in securities comprising an index created by a proprietary model. The success of the Fund’s principal investment strategies depends on the effectiveness of the model in screening securities for inclusion in the Large-Cap Index. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. As a result, the Fund may have a lower return than if the Fund were managed using a fundamental investment strategy or an index-based strategy that did not incorporate quantitative analysis.

REIT Risk — The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.

Repurchase Agreement Risk — A repurchase agreement is an agreement to buy a security from a seller at one price and a simultaneous agreement to sell it back to the original seller at an agreed-upon price, typically representing the purchase price plus interest. Repurchase agreements may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Fund’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under a repurchase agreement. If the Fund’s counterparty should default on its obligations and the Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the Fund may realize a loss.

Trading Issues Risk — Although the Shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund’s Shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund Shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

U.S. Government Securities Risk — U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.

Performance

The Fund has yet to commence operations as of the date of this Prospectus. Annual return information will be incorporated once the Fund has operated for a full calendar year and will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. Visit http://www.newagealphaetfs.com for current performance information.

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Investment Advisor, Sub-Advisor and Portfolio Managers

The Advisor is New Age Alpha Advisors, LLC.

The Investment Sub-Advisor is Vident Investment Advisory, LLC (the “Sub-Advisor”).

Portfolio Manager	Title	Involved with Fund
Rafael Zayas	Senior Portfolio Manager	Since inception
Ryan Dofflemeyer	Senior Portfolio Manager	Since inception
Austin Wen	Portfolio Manager	Since inception
Armen Arus	Chief Executive Officer	Since inception
Julian Koski	Chief Investment Officer	Since inception

Purchase and Sale of Shares

The Fund only offers and redeems Shares on a continuous basis at NAV in large blocks of Shares (“Creation Units”), which only authorized participants (typically, broker-dealers) may purchase or redeem. Generally, Creation Units are offered and redeemed on an in-kind basis. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash (including any portion of the Deposit Securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Creation and redemption baskets may differ and the Fund will accept “custom baskets” in accordance with the requirements of Rule 6c-11 under the Investment Company Act of 1940, as amended. Additional information regarding custom baskets is contained in the Fund’s Statement of Additional Information (“SAI”).

You may purchase and sell individual Fund Shares on the Exchange through your financial institution on each day that the Exchange is open for business (“Business Day”). Because Fund Shares trade at market prices rather than at their NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at http://www.newagealphaetfs.com.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through a tax deferred account such as an Individual Retirement Account (“IRA”) or you are a tax-exempt investor. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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